UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2010 (August 30, 2010)

UNILIFE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34540	27-1049354
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

633 Lowther Road, Lewisberry, Pennsylvania	17339
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 938-9323

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On August 30, 2010, Unilife Corporation (“Unilife”) issued a press release announcing the financial results for the fourth quarter and fiscal year ended June 30, 2010. A copy of the press release is attached hereto as Exhibit 99.1.

On August 30, 2010, Unilife filed its Appendix 4E (“Preliminary Final Report”) for the fiscal year ended June 30, 2010 with the Australian Stock Exchange (“ASX”), a copy of which is attached hereto as Exhibit 99.2. The Preliminary Final Report is prepared in U.S. dollars pursuant to accounting principles generally accepted in the United States of America and otherwise in compliance with the requirements of Australian law and the ASX listing rules.

Item 7.01 Regulation FD Disclosure

See Item 2.02 above.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press release dated August 30, 2010.

99.2 Appendix 4E lodged with Australian Stock Exchange on August 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Unilife Corporation

Date: August 30, 2010	By:	/s/ Alan Shortall

Alan Shortall Chief Executive Officer

EXHIBIT INDEX

EXHIBIT

NUMBER	DESCRIPTION

99.1	Press release dated August 30, 2010.
99.2	Appendix 4E lodged with Australian Stock Exchange on August 30, 2010.